EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Success Entertainment Group International Inc. for the period ending March 31, 2015, I, Chris Hong, Chief Executive Officer (Principal Executive Officer) and Brian Kistler, Chief Financial Officer (Principal Financial Officer) of Success Entertainment Group International Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ending March 31, 2015 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the period ending March 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of Success Entertainment Group International Inc.

Date: May 20, 2015	By:	/s/ Chris Hong
Chris Hong
President/Chief Executive Officer (Principal Executive Officer)

Date: May 20, 2015	By:	/s/ Brian Kistler
Brian Kistler
Chief Financial Officer (Principal Financial Officer)